                                                                  Exhibit 99.2

                            OHIO CASUALTY CORPORATION

                       SUPPLEMENTAL FINANCIAL INFORMATION

                              FOR THE PERIOD ENDING

                                  MARCH 31, 2004



             Contents:  Page 1   GAAP Income Statement Data
                        Page 2   Statutory P&C Data
                        Page 3   P&C Accident Year Data
                        Page 4   Additional P&C Accident Year Data
                        Page 5   Consolidated Balance Sheet Data and
                                 Related Information
                        Page 6   Supplemental Information






Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release that are not historical information, are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The operations, performance and development of the Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release. The risks and uncertainties that may affect the operations, performance, development and results of the Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit, changes in government regulation; performance of financial markets; fluctuations in interest rates; availability and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability to appoint and/or retain agents; ability to achieve targeted expense savings; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release, or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events.
Investors are also advised to consult any further disclosures made on related subjects in the Corporation's reports filed with the Securities and Exchange Commission or in subsequent releases.

OHIO CASUALTY CORPORATION
SUMMARY INCOME STATEMENT - GAAP BASIS (in thousands, except per share data) FIRST QUARTER, 2004
(2004 Data Unaudited)


                                                      Three Months Ended March 31
                                           ----------------------------------------------
CONSOLIDATED                                         2004                   2003
----------------------------------------   ----------------------------------------------
Premiums and finance charges earned         $   361,145            $   349,263
Investment income less expenses                  50,476                 53,247
Investment gains realized, net                    3,657                 19,293
                                             -----------            -----------
      Total revenues                            415,278                421,803

Losses                                          195,181                208,793
Loss adjustment expenses                         38,360                 47,403
Underwriting expenses                           141,475                128,123
Corporate and other expenses                     10,371                  7,699
                                             -----------            -----------
      Total expenses                            385,387                392,018

Income tax expense:
   On investment gains realized                   1,280                  6,752
   On all other income                            7,729                  3,121
                                             -----------            -----------
      Total income tax expense                    9,009                  9,873

Cumulative effect of an accounting change        (1,648)                     -

Net income                                  $    19,234            $    19,912
                                            ============           ============

Average shares outstanding - diluted             62,143                 60,968
Net income, per share - diluted             $      0.31            $      0.33

                                                        Ratio to               Ratio to
                                                        Premiums               Premiums
PROPERTY AND CASUALTY                                    Earned                 Earned
---------------------------------------                 --------               --------
Premiums and finance charges earned         $   361,145            $   349,263
Investment income less expenses                  49,649                 51,483
Investment gains realized, net                    3,057                 19,221

Losses                                          195,181      54.0%     208,793      59.8%
Loss adjustment expenses                         38,360      10.6%      47,403      13.6%
Underwriting expenses                           141,475      39.2%     128,123      36.4%
                                             -----------  -------   -----------  -------
      Total expenses                            375,016     103.8%     384,319     109.8%

Effective tax rate on investment income            32.9%                  33.1%

CORPORATE/OTHER
---------------------------------------
Investment income less expenses             $       827            $     1,764
Investment gains realized, net                      600                     72
Agent relationships asset expenses                7,214                  4,785
Corporate expenses                                3,157                  2,914



CONSOLIDATED                                     YEAR 2003
----------------------------------------   -----------------------
Premiums and finance charges earned         $ 1,424,353
Investment income less expenses                 208,723
Investment gains realized, net                   35,872
                                             -----------
      Total revenues                          1,668,948

Losses                                          852,474
Loss adjustment expenses                        174,896
Underwriting expenses                           503,194
Corporate and other expenses                     30,809
                                             -----------
      Total expenses                          1,561,373

Income tax expense:
   On investment gains realized                  12,555
   On all other income                           19,176
                                             -----------
      Total income tax expense                   31,731

Cumulative effect of an accounting change             -

Net income                                  $    75,844
                                            ============

Average shares outstanding - diluted             61,327
Net income, per share - diluted             $      1.24

                                                        Ratio to
                                                        Premiums
PROPERTY AND CASUALTY                                    Earned
---------------------------------------                 --------
Premiums and finance charges earned         $ 1,424,353
Investment income less expenses                 204,874
Investment gains realized, net                   35,026

Losses                                          852,474      59.8%
Loss adjustment expenses                        174,896      12.3%
Underwriting expenses                           503,194      35.3%
                                             -----------  -------
      Total expenses                          1,530,564     107.4%

Effective tax rate on investment income            33.7%

CORPORATE/OTHER

Investment income less expenses             $     3,849
Investment gains realized, net                      846
Agent relationships asset expenses               18,690
Corporate expenses                               12,119

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY INSURANCE DATA - STATUTORY
BASIS (in thousands, except ratio data)
FIRST QUARTER, 2004
(2004 Data Unaudited)


                                                 THREE MONTHS ENDED MARCH 31
                                      ------------------------------------------------
                                                2004                     2003
OPERATING SEGMENTS and                -----------------------  -----------------------
SELECTED PRODUCT LINES or              Net Premiums Combined    Net Premiums Combined
MARKETS                                  Written      Ratio       Written      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    212,218     98.8%   $    205,154    111.2%
   Workers' compensation                     36,259    114.7%         37,637    134.8%
   Commercial auto                           60,134     92.7%         58,857    106.0%
   General liability                         22,076    110.7%         20,212    125.3%
   CMP, BOP, fire and inland marine          93,749     94.0%         88,448    101.1%

Specialty Lines                        $     34,810     93.6%   $     32,942     93.2%
   Commercial umbrella                       23,318    101.0%         22,585    100.3%
   Fidelity and surety                       11,492     67.4%         10,358     73.5%

Personal Lines                         $    117,029    107.3%   $    114,126    110.3%
   Personal auto incl. personal
     umbrella                                75,853    118.8%         74,626    110.8%
   Personal property                         41,176     88.6%         39,500    109.7%
                                        ------------   ------    ------------   ------
         Total All Lines               $    364,057    100.7%   $    352,222    108.8%


ALL LINES RESULTS                                      Ratio                    Ratio
---------------------                                  -----                    -----
Premiums written                       $    364,057             $    352,222
Premiums earned                             361,145                  349,302
Losses incurred                             195,169     54.0%        208,222     59.6%
Loss adjustment expenses                     38,360     10.6%         47,403     13.6%
Underwriting expenses                       131,545     36.1%        125,502     35.6%
                                                       ------                   ------
Underwriting loss                            (3,929)   100.7%        (31,825)   108.8%
                                                       ======                   ======
Investment income                            49,649                   51,483
Investment gains realized                     4,976                   16,403
Federal income tax expense                   12,003                    8,533
                                        ------------             ------------
Net income                             $     38,693             $     27,528
                                        ============             ============

Included above:
  Dividends to policyholders                    349      0.1%            262      0.1%
  Paid loss & loss adjustment expense       233,529                  238,531


                                               YEAR 2003
OPERATING SEGMENTS and                ----------------------
SELECTED PRODUCT LINES or              Net Premiums Combined
MARKETS                                  Written      Ratio
--------------------------             ------------ --------
Commercial Lines                       $    792,587    112.3%
   Workers' compensation                    132,358    123.0%
   Commercial auto                          228,333    105.5%
   General liability                         83,448    122.6%
   CMP, BOP, fire and inland marine         348,448    109.7%


Specialty Lines                        $    164,851     77.2%
   Commercial umbrella                      120,943     80.5%
   Fidelity and surety                       43,908     68.1%

Personal Lines                         $    484,112    105.6%
   Personal auto incl. personal
     umbrella                               296,845    107.0%
   Personal property                        187,267    103.3%
                                        ------------   ------
         Total All Lines               $  1,441,550    106.1%


ALL LINES RESULTS                                      Ratio
---------------------                                  -----
Premiums written                       $  1,441,550
Premiums earned                           1,424,349
Losses incurred                             850,550     59.7%
Loss adjustment expenses                    174,896     12.3%
Underwriting expenses                       491,241     34.1%
                                                       ------
Underwriting loss                           (92,338)   106.1%
                                                       ======
Investment income                           204,874
Investment gains realized                    31,870
Federal income tax expense                   25,289
                                        ------------
Net income                             $    119,117
                                        ============

Included above:
  Dividends to policyholders                    796      0.1%
  Paid loss & loss adjustment expense       975,319

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY ACCIDENT YEAR DATA (in thousands, except ratio data) FIRST QUARTER, 2004
(Data Unaudited)


                                                           STATUTORY COMBINED RATIO
                                           -------------------------------------------------------
                                Earned                    Accident     Accident     Accident
                               Premiums                 Year 2004(A) Year 2003(A) Year 2003(A)
OPERATING SEGMENTS and       Twelve Months Three Months   Measured     Measured     Measured
SELECTED PRODUCT LINES           Ended        Ended         as of        as of        as of
or MARKETS                   Mar 31, 2004  Mar 31, 2004   Mar 2004     Mar 2003     Mar 2004
---------------------------- ------------  ------------ ------------ ------------ ------------
Commercial Lines               $  197,815         98.8%       102.1%       109.7%       105.6%
   Workers' compensation           33,077        114.7%       112.8%       125.8%       115.4%
   Commercial auto                 56,846         92.7%        98.2%       103.6%       103.6%
   General liability               20,983        110.7%       109.9%       113.8%       113.6%
   CMP, BOP, fire and
     inland marine                 86,909         94.0%        98.8%       105.9%       101.1%

Specialty Lines                    41,681         93.6%       101.0%       103.3%        89.9%
   Commercial umbrella             31,033        101.0%       105.7%       111.1%        92.9%
   Fidelity and surety             10,648         67.4%        82.9%        80.4%        80.8%

Personal Lines                    121,649        107.3%       101.4%       107.1%       102.2%
   Personal auto, incl.
     personal umbrella             74,046        118.8%       111.8%       105.6%       103.4%
   Personal property               47,603         88.6%        84.4%       109.9%       100.0%
                                  -------      -------      -------      -------      -------
          Total All Lines      $  361,145        100.7%       101.4%       108.0%       102.7%


Note: (A) The loss and LAE ratio component of the accident year combined ratio measures losses and LAE arising from insured events that occurred in the respective accident year. The current accident year excludes losses and LAE for insured events that occurred in prior accident years. Accident year 2004 as of March 31, 2004 measures insured events for the first three months of 2004. Accident year 2003 as of March 31, 2003 measures insured events for the first three months of 2003. Accident year 2003 as of March 31, 2004 measures insured events for the full year 2003. Partial and complete accident periods may not be comparable due to seasonality, claim reporting and development patterns, claim settlement rates and other factors.

OHIO CASUALTY CORPORATION
ADDITIONAL PROPERTY AND CASUALTY ACCIDENT YEAR AND
CATASTROPHE DATA (in millions, except ratio data)
FIRST QUARTER, 2004
(Data Unaudited)


                                          Three Months
PRIOR ACCIDENT YEAR LOSS & LAE           Ended March 31
by SEGMENT                              2004       2003     Year 2003
------------------------------         -----      -----     ---------
Commercial Lines                     $  (6.6)   $   2.8       $  41.0
Specialty Lines                         (3.1)      (3.9)        (21.3)
Personal Lines                           7.2        3.8          14.4
                                      -------    -------       -------
  Total All Lines Accident Year
   Development                          (2.5)       2.7          34.1



PRIOR ACCIDENT YEAR LOSS & LAE
------------------------------
Accident Year 2003                   $ (14.1)    $    -       $     -
Accident Year 2002                      (3.1)     (20.7)        (39.0)
Accident Year 2001 and Prior            14.7       23.4          73.1
                                      -------    -------       -------
   Total Accident Year Development      (2.5)       2.7          34.1



CATASTROPHE LOSS RATIO
------------------------------
Commercial Lines                         0.8%       3.6%          2.6%
Specialty Lines                          0.0%       0.1%          0.0%
Personal Lines                           1.2%       3.5%          4.8%
Homeowners                               2.6%       9.1%         11.8%
   Total All Lines                       0.8%       3.2%          3.1%

OHIO CASUALTY CORPORATION
CONSOLIDATED BALANCE SHEET DATA AND RELATED
INFORMATION (in thousands, except share data)
FIRST QUARTER, 2004
(2004 Data Unaudited)



                                          March 31,     December 31,
                                            2004            2003
ASSETS                                    ---------     ------------
Investments:
  U.S. government fixed maturities       $    38,792     $    43,260
  Tax exempt fixed maturities                 91,176          79,137
  Taxable fixed maturities:
    Available for sale, at fair value      3,026,922       2,899,793
    Held-to-maturity, at amortized cost      342,688         356,100
                                         ------------    ------------
       Total fixed maturities              3,499,578       3,378,290

  Equity securities, at fair value           343,239         329,049
  Short-term investments, at fair value       34,040          40,448
                                         ------------    ------------
       Total investments                   3,876,857       3,747,787
Cash                                          17,299          16,494
Premiums and other receivables, net of
  allowance for bad debts of $4,200 and
  $4,200, respectively                       346,134         347,863
Deferred policy acquisition costs            167,986         169,351
Property and equipment, net of
  accumulated depreciation of $159,498
  and $152,905, respectively                  87,508          89,212
Reinsurance recoverable                      631,979         592,688
Agent relationships, net of accumulated
  amortization of $39,696 and $39,093,
  respectively                               135,420         142,634
Interest and dividends due or accrued         42,492          47,489
Other assets                                  43,713          15,393
                                         ------------    ------------
       Total assets                      $ 5,349,388     $ 5,168,911
                                         ============    ============

Shares outstanding                        61,221,791      60,957,043

Book value per share                          $20.17          $18.80

FAS 115 component of book value per shar       $2.56           $1.96


                                          March 31,     December 31,
                                            2004            2003
LIABILITIES                               ---------     ------------
Insurance reserves:
  Losses                                 $ 2,226,358     $ 2,163,720
  Loss adjustment expenses                   467,030         464,134
  Unearned premiums                          707,455         703,015
Debt                                         197,980         198,042
Reinsurance treaty funds held                158,278         150,512
Deferred income taxes                         46,348          12,763
Other liabilities                            311,213         330,891
                                         ------------    ------------
       Total liabilities                   4,114,662       4,023,077



SHAREHOLDERS' EQUITY
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344        9,052           9,052
Accumulated other comprehensive income       321,258         254,654
Retained earnings                          1,052,198       1,033,404
Treasury stock, at cost:
  (Shares: 11,196,553; 11,461,301)          (147,782)       (151,276)
                                         ------------    ------------
      Total shareholders' equity           1,234,726       1,145,834
                                         ------------    ------------
      Total liabilities and
      shareholders' equity               $ 5,349,388     $ 5,168,911
                                         ============    ============

OHIO CASUALTY CORPORATION
SUPPLEMENTAL INFORMATION (in thousands, except employee count)
FIRST QUARTER, 2004
(2004 Data Unaudited)


                                           THREE MONTHS ENDED MAR 31       YEAR
                                               2004         2003           2003
                                             ----------   ----------     ----------
Gross Premiums Written
       Commercial Lines                      $ 220,419    $ 213,802      $  824,398
       Specialty Lines                          61,833       58,481         271,884
       Personal Lines                          118,900      116,978         494,143
                                             ----------   ----------      ----------
              Total                            401,152      389,261       1,590,425

New Business Gross Premiums Written
       Commercial Lines                         43,026       44,479         187,905
       Commercial Umbrella                      13,918       16,352          72,027
       Personal Lines                           10,066        9,591          43,939

Average Renewal Price Increase
       Commercial Lines                            6.9%        13.2%           11.4%
       Commercial Umbrella                        12.9%        20.5%           18.1%

Amortization of Deferred Acquisition Costs      92,350       97,477         383,976

Agent Relationships Asset Expenses
       Write-down                                5,408        2,865          11,244
       Amortization                              1,806        1,920           7,446
                                             ----------   ----------      ----------
              Total                              7,214        4,785          18,690

------------------------------------------------------------------------------


                                           MAR 31, 2004 DEC 31, 2003
                                           ------------ ------------
Statutory Insurance Reserves:
       Unearned premiums                    $  645,305   $  642,414
       Losses                                1,702,649    1,690,454
       Loss adjustment expense                 439,267      438,396

Statutory policyholders' surplus               887,805      867,627

Ratio of net premiums written to
     statutory surplus                      1.6 to 1.0   1.7 to 1.0



Employee Count *                                 2,361        2,669

*Employee count as of 3/31/04 excludes employees receiving severance and other related termination payments.

Note: For further information on differences between statutory accounting principles and generally accepted accounting principles (GAAP), refer to Item 15 on pages 73 and 74 of the Corporation's Form 10-K for the year ended December 31, 2003.